Rule 497(e);
                                         "Rule 482 Ad";
                            Reg. No. 33-86006; 811-8850

                 RUNNING OF THE BULLS

[graphic depicting three bulls running across a portion of a map of Europe]

Where will you stand as the changes     ICAP EURO SELECT EQUITY PORTFOLIO
sweeping Europe unleash a stampede of                             Annualized
investment opportunity?            YTD Through     1 year      Since Inception
                                    6/30/99  (6/30/98-6/30/99)(12/31/97-6/30/99)
Hopefully not on the sidelines.      3.64%         (1.23%)          20.42%

At Institutional Capital Corporation (ICAP), we    See for yourself.
believe the stocks of large European companies
undergoing some type of change offer serious       For more information about
investors some of the best opportunities for       the Euro Select Equity
capital appreciation.  And we should know.         Portfolio or any of the other
                                                   no-load* ICAP Equity Funds,
Our no-load ICAP Euro Select Equity Portfolio,     contact your financial
with 15-25 stocks, has provided investors with     advisor or call
returns that stand out from the herd.  How?  By    888-221-ICAP (4227).
using ICAP's time-tested large-cap value invest-   www.icapfunds.com.
ment approach.  It's a strategy that, for nearly
three decades, has helped us serve the unique             [ICAP Logo]
needs of institutional and serious individual investors.


*While the ICAP Euro Select Equity Portfolio is a no-load fund, other fees and expenses apply to a continued investment in the Portfolio. These are described more fully in the Portfolio's prospectus. ICAP may waive some fees and/or reimburse some expenses without which performance would be lower. Share price and return may vary and you may have a gain or loss when you sell your shares.

An investment in this non-diversified Portfolio may offer greater return potential. However, this investment may often involve greater risk and investors should carefully read the prospectus before investing.

An investment in the Euro Select Equity Portfolio entails the special risk of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability. The Portfolio's share price is expected to be more volatile than that of a U.S.-only fund. Furthermore, the Portfolio is primarily unhedged against currency fluctuations, which may also lead to increased volatility. Past performance does not guarantee future results.